Other Non-current Assets	12 Months Ended
Dec. 31, 2011
Other Non-current Assets:
Other Non-current Assets

12.            OTHER NON-CURRENT ASSETS

Other non-current assets are comprised of the following:

	December 31, 2011	December 31, 2010
Capitalized loan origination fees	86,409	112,269
Intangible assets, net	35,242	42,121
Prepaid royalty	25,203	19,326
VAT receivable	18,206	–
Deferred assets from sale and lease back	13,630	–
Advance payments to non-state pension funds	13,539	14,208
Prepaid bonds	10,074	8,010
Single payment for participation in auction	7,180	–
Other	12,959	24,658
Total other non-current assets	222,442	220,592

As of December 31, 2011 and December 31, 2010, advanced payments of $13,539 and $14,208 were made by Yakutugol in terms of agreed pension benefit program to Almaznaya Osen’ and Mechel Fund non-state pension funds (refer to Note 16).

As of December 31, 2011 and December 31, 2010, the amounts of $71,673 and $95,986, respectively, related to capitalized origination fees on bank loans that were recorded as a non-current asset, and are being amortized using the effective interest method over the loan term (refer to Note 13). The capitalized origination fees are classified between short-term and long-term assets in a manner consistent with the related debt. The Export Credit Agency (“ECA”) fees capitalized within loan origination fees amounted to $14,736 and $16,283 as of December 31, 2011 and December 31, 2010, respectively. The ECA fees are the export credit insurance cover issued by the respective Export Credit Agency acting as an intermediary between national governments and exporters to issue export financing.

As of December 31, 2011, the amount of VAT receivable of $18,206 is comprised of a long-term portion of VAT related to Kazakh subsidiaries. According to the Group’s expectations, the reimbursement of this VAT amount will have a period of more than one year after the balance sheet date.

The BCG Companies have total bonding requirements of $19,638, of which $10,074 and $8,010 is collateralized by cash deposits and investments that are included in Bank deposits with original maturities over 90 days and Prepaid bonds as of December 31, 2011 and 2010, respectively. As of those dates, the primary bonding program included $19,304 and $19,494 in bonding capacity under an insured program that contained $9,733 and $7,021 in cash and investment collateral. The insurer required monthly payments of additional collateral amounting to $70 through December 31, 2011 after which additional payments are not required.

In January-February 2012, Yakutugol won an auction conducted by Rosnedra (the Russian Federal Subsoil Use Agency) to acquire the subsoil licenses for Sutamsky and Sivaglinsky iron ore deposit areas for 91 million Russian rubles ($2,826) and 140 million Russian rubles ($4,354), respectively. The deposits are located in the Republic of Sakha (Yakutia). The single payment for participation in auction was recorded within Other non-current assets as of December 31, 2011 in the amount of $7,180. The subsoil licenses were legally received by the Group on February 29, 2012 for Sivaglinsky iron ore area and on March 5, 2012 for Sutamsky iron ore area.

As of December 31, 2011 and 2010, intangible assets in the amount of $18,365 and $29,081, respectively, represent quotas for CO2 emission rights certificates recognized by the Group upon the acquisition of TPP Rousse in December 2010 (refer to Note 3(b)). As of the date of acquisition of TPP Rousse, the Group recognized both assets, representing quotas for CO2 emission rights certificates and liabilities for the future emissions, and presented them on a net basis.  The gross amount of assets and liabilities was $32,153 and $13,788, respectively, as of December 31, 2011, and $56,290 and $27,209, respectively, as of December 31, 2010.